MML SERIES INVESTMENT FUND II

SUPPLEMENT DATED DECEMBER 3, 2007 TO THE

PROSPECTUS DATED MAY 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces similar information found under Principal Investment Strategies and Risks for the MML Blend Fund on page 10:

Under normal circumstances, at least 30% and no more than 50% of the Fund’s net assets will be invested in the Bond Segment, at least 50% and no more than 70% of the Fund’s net assets will be invested in the Equity Segment, and no more than 30% of the Fund’s net assets will be invested in the Money Market Segment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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